Arden Group, Inc.

CONTACT:	Patricia S. Betance	Exhibit 99.1
	Assistant Secretary	Page 1 of 1

TELEPHONE:	310/638-2842	FOR IMMEDIATE RELEASE
	NASDAQ/NMS-ARDNA	SOUTHERN CALIFORNIA

Arden Group, Inc. Lease Assignment

LOS ANGELES, CA  May 2, 2012 – Arden Group, Inc. (Nasdaq–ARDNA)  announced that effective May 1, 2012, it completed the assignment of the lease for its Gelson’s Northridge store to a third party on the terms previously disclosed.  Consequently, Gelson’s has no further obligations under the lease.

Post Office Box 512256, Los Angeles, California 90051-0256 (310) 638-2842
2020 South Central Avenue, Compton, California 90220 FAX: (310) 631-0950